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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 23, 2004



                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                             0-27168            95-4102687
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(state or other juris-              (Commission         (I.R.S. Employer
diction of incorporation)           File Number)        (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY            10018
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  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On June 18, 2004, Viewpoint Corporation retired $1,774,285.71 in principal amount of its outstanding 4.95% Convertible Notes, issued by Viewpoint in March 2003, by exercising its right to convert the Convertible Notes into shares of Viewpoint common stock. In accordance with the terms of the Convertible Notes, Viewpoint issued 1,738,868 shares of common stock in payment of outstanding principal and interest accruing from April 1, 2004 through June 18, 2004.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIEWPOINT CORPORATION


                                            /s/William H. Mitchell
                                            ------------------------------------
                                            William H. Mitchell
                                            Chief Financial Officer



Dated:  June 23, 2004